Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner CFANY PRESENTATION March 18, 2019

SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1 1

2018: ANNUAL HIGHLIGHTS GROWTH IN SUCCESSFUL PUBLIC DEBT SHARE BUYBACK CORE COMMERCIAL OFFERING PROGRAM BUSINESS Commercial Lines was Recently completed offering Implemented 1 million 94% of GWP for all 2018 of $25M in 6.75% Share Repurchase Plan in Senior Unsecured Notes December 2018 Increased 6% over 2017 TRANSITIONING TO PROFITABLE GROWTH 2

BUSINESS MIX: SHIFT TOWARD COMMERCIAL LINES GROSS WRITTEN PREMIUM FOR Q4 2017 GROSS WRITTEN PREMIUM FOR Q4 2018 Personal Lines 5% Personal Lines 17% Low-Value Dwelling Low-Value 7.0% Wind-Exposed Dwelling 1.7% 3.2% Wind-Exposed 10.3% Small Business 42.3% Small Business 48.6% Hospitality 46.5% Hospitality 40.4% Commercial Lines Commercial 83% Lines 95% 3

EXPERTS IN NICHE MARKETS LINES OF BUSINESS • General Liability • Property • Liquor Liability • Workers Compensation • Umbrella • Equipment Breakdown • Specialized Property Enhancement Forms Available PREFERRED CLASSES OF BUSINESS EXAMPLE: RESTAURANTS, BARS AND TAVERNS • Family Restaurants Conifer has had ties to the Hospitality Industry • Pizza/Sub Shops since the late 1980s, • Delis providing coverage • Bakeries and peace of mind for proprietors. • Brew Pubs • Bars/Taverns • Wineries • Micro-Breweries and Craft Beer & Wine Shops • Convenience Stores • Fraternal Organizations 4 4

COMMERCIAL LINES OVERVIEW GROSS WRITTEN PREMIUM $30 0.9% Increase ILLIONS M $25 $20 $13.2 $13.3 YTD December 31, 2018 Gross Written Premium $15 Top Five States $ in thousands Florida $ 21,870 22.4% $10 Michigan 19,822 20.3% Pennsylvania 6,339 6.5% $12.8 California 5,691 5.8% $12.7 $5 Texas 5,344 5.5% All Other 38,628 39.5% Total $ 97,694 100.0% $0 Q4 2017 Q4 2018 Hospitality Small Business • Commercial Lines represented roughly 95% of the premium written in Q4 2018, compared to 83% in the same period 2017 • Quarter over quarter, Commercial Lines gross written premium increased slightly in Q4 2018 • Conifer continues to write Commercial Lines in all 50 states 5 5

PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM $6 ILLIONS M $5 $2.2 $4 75% Decrease YTD December 31, 2018 Gross Written Premium $3 Top Five States $ in thousands Indiana $ 2,190 32.8% $2 Florida 1,518 22.8% Texas 1,165 17.5% $3.2 Illinois 539 8.1% $1 $0.9 Nevada 459 6.9% All Other 803 11.9% $0.4 Total 6,674 100.0% $0 Q4 2017 Q4 2018 • Personal Lines production was approximately 5% of total premium in Q4 2018 Wind-Exposed Low-Value Dwelling • Gross written premium in Personal Lines decreased 75% in the fourth quarter • Continuing efforts to reduce wind exposure overall: • Decrease in wind-exposed homeowners, down 86% in Q4 2018 • Florida assumption business non-renewal was completed in February 2019 6 6

Q4 2018 RESULTS OVERVIEW: REFLECTS CONTINUED LOB REPOSITIONING Gross Written Premium: GROSS WRITTEN PREMIUM • GWP was $27.4M in Q4 2018 $35  Commercial Lines GWP increased 0.9% from Q4 2017 ILLIONS • Small Business segment performed well M $30 in the period $5.4 • Commercial Lines accident year combined ratio $1.3 was 102.0% before impact of hurricanes $25  Personal Lines GWP decreased 75% from Q4 2017 – aligned with the Company’s plan to focus on core lines of business $20 • Florida homeowners business was down 81% Net Earned Premium: $15 • NEP was $22.6M in Q4 2018, a decrease due to $25.9 $26.1 lower written premiums in personal lines $10  Commercial Lines NEP remained relatively flat at $21.1 million for Q4 2018, compared to $21.3 million in Q4 2017 $5  Personal Lines NEP decreased 62.3% in Q4 2018 $0 Q4 2017 Q4 2018 Commercial Lines Personal Lines 7 7

RESULTS OVERVIEW: LOSS RATIO* • For year ended 2018, Commercial Lines loss ratio was 63.2% (Personal Lines was 84.2%) • In 2018, the loss ratio was 58.4% (before deferred gain on ADC and hurricane costs) • Continued focus on solidly performing core Commercial Lines • Ongoing trend of shifting away from wind-exposed Personal Lines premium 74.8% 22% Reduction 58.4% YE 2017 YE 2018 *before deferred gain on ADC & hurricane costs 8

RESULTS OVERVIEW: EXPENSE RATIO* • Quarterly expense ratio impacted by repositioning / lower premiums on Personal Lines • Expense ratio in 2018 before deferred gain on ADC & hurricane costs was 44.8% • Increase due to lower NEP in 2018 from the Company’s strategic business mix redistribution • Short term target is 40% and longer term target (upon reaching scale) is 35% 44.8% 43.0% YE 2017 YE 2018 *before deferred gain on ADC & hurricane costs 9

KEY DRIVERS RISK REVENUE: COMBINED RATIO IMPROVEMENT* • Continued focus on core Commercial lines will help drive overall Combined Ratio improvement • 95% of total premiums written in Q4 were from Commercial Lines – 94% for the full year • Before the impact of hurricanes, the AY combined ratio was 100.9% for 2018 14.6 percentage point 117.8% Improvement 103.2% 74.8% 58.4% 43.0% 44.8% YE 2017 YE 2018 Expense Ratio Loss Ratio *before deferred gain on ADC & hurricane costs 10

Q4 2018 INVESTMENT PORTFOLIO • Maintain a highly liquid portfolio of investment grade debt securities • Total cash & investment securities of DEBT SECURITY PORTFOLIO ALLOCATION $150.9M at December 31, 2018: CMO / RMBS CMBS 1.8%  Average duration: 3.1 years 3.3%  Average tax-equivalent yield: ~2.8%  Average credit quality: AA U.S. Government Obligations 12.6% DEBT SECURITY PORTFOLIO MBS CREDIT RATING 24.3% State & Local $ in thousands December 31, 2018 Governments 13.1% Fair Value % of Total AAA 29,785 24.7% AA 59,609 49.5% A 15,429 12.8% Corporate Debt BBB 14,882 12.4% 24.8% ABS BB 730 0.6% 20.1% NR 5 -- TOTAL DEBT $ 120,440 100.0% SECURITIES 11

FINANCIAL RESULTS: Q4 2018 INCOME STATEMENT • Operating loss reflects the impact of the Company’s decision to implement an adverse development cover in Q3 2017 (see table in appendix) • Company reported net loss of $4.8 million, or $0.56 per share for Q4 2018 • For Q4 2018, adjusted operating loss was $4.2 million, or $0.49 per share Three Months Ended December 31, ($ in thousands, except per share data) 2018 2017 Gross Written Premium $27,440 $31,247 Net Written Premium 23,800 27,439 Net Earned Premium 22,623 25,433 Net Income (Loss) (4,776) 221 EPS, Basic and Diluted $(0.56) $0.03 Adjusted Operating Income (Loss) (4,178) 161 Adjusted Operating Income (Loss) per share $(0.49) $0.02 12 12

FINANCIAL RESULTS: CONSOLIDATED BALANCE SHEET • Shareholders’ equity of $42.2 million • $2.02 not reflected in book value:  $1.49 per share full valuation allowance against deferred tax assets  $0.53 per share deferred gain on ADC, net of tax • Book value of $4.97 as of quarter ended December 31, 2018 SUMMARY BALANCE SHEET December 31, 2018 December 31, 2017 $ in thousands Cash and Invested Assets $ 150,894 $ 169,518 Reinsurance Recoverables 34,745 24,539 Goodwill and Intangible Assets 985 987 Total Assets $ 232,752 $ 239,032 Unpaid Losses and Loss Adjustment Expenses 92,807 87,896 Unearned Premiums 52,852 57,672 Debt 33,502 29,027 Total Liabilities $ 190,589 $ 186,206 Total Shareholders' Equity $ 42,163 $ 52,826 13

GOING FORWARD • By exiting wind-exposed Personal Lines, we see reduced volatility and exposure • Stay focused on growing our core Commercial Lines (with available runway to do so) • Generate a clear pathway to shareholder profits going forward EXIT OF WIND EXPOSED MAINTAIN FOCUS ON CORE GENERATE A CONSISTENT PERSONAL LINES PREMIUMS COMMERCIAL LINES GROWTH UNDERWRITING PROFIT AND REDUCES VOLATILITY IN KEY AREAS SUCH AS DRIVE POSITIVE AND EXPOSURE TO HOSPITALITY AND SHAREHOLDER RETURNS WIND EVENTS SMALL BUSINESS OVER TIME TRANSITIONING TO PROFITABLE GROWTH 14

APPENDIX

SUMMARY FINANCIAL STATEMENTS: Q4 2018 INCOME STATEMENT OPERATING RESULTS Three Months Ended December 31, $ in thousands, except per share data 2018 2017 Gross Written Premiums 27,440 31,247 Ceded Written Premiums (3,640) (3,808) Net Written Premiums 23,800 27,439 Net Earned Premiums 22,623 25,433 Net Investment Income 911 720 Net Realized Investment Gains (Losses) (91) 39 Change in Fair Value of Equity Securities 237 -- Other Income 370 357 Total Revenue 24,050 26,549 Losses and Loss Adjustment Expenses, Net 17,565 15,042 Policy Acquisition Costs 6,097 6,690 Operating Expenses 4,407 3,993 Interest Expense 810 616 Total Expenses 28,879 26,341 Income (Loss) before Equity Earnings and Income Taxes (4,829) 208 Equity Earnings of Affiliates, Net of Tax 53 (23) Income Tax (Benefit) Expense -- (36) Net Income (Loss) (4,776) 221 Earnings (Loss) per Common Share, Basic and Diluted (0.56) 0.03 Weighted Average Common Shares Outstanding, Basic and Diluted 8,580,466 8,519,648 17 17

ADJUSTED OPERATING EPS Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 (dollars in thousands, except share and per share amounts) Net income (loss) $ (4,776) $ 221 $ (9,227) $ (21,542) Less: Net realized investment gains (losses) and other gains, net of tax (91) 39 61 820 Effect of tax law change - 63 - 63 Tax effect of unrealized gains and losses on investments - (42) - 356 Change in fair value of equity securities, net of tax 237 - 121 - Net (increase) in deferred gain on losses ceded to ADC, net of tax (744) - (5,677) - Adjusted operating income (loss)$ (4,178) $ 161 $ (3,732) $ (22,781) Weighted average common shares, diluted 8,580,466 8,519,648 8,543,876 7,867,344 Diluted income (loss) per common share: Net income (loss)$ (0.56) $ 0.03 $ (1.08) $ (2.74) Less: Net realized investment gains (losses) and other gains, net of tax (0.01) - 0.01 0.10 Effect of tax law change - 0.01 - 0.01 Tax effect of unrealized gains and losses on investments - - - 0.05 Change in fair value of equity securities, net of tax 0.02 - 0.01 - Net (increase) in deferred gain on losses ceded to ADC, net of tax (0.08) - (0.66) - Adjusted operating income (loss) per share $ (0.49) $ 0.02 $ (0.44) $ (2.90) Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculatingthismeasuremaydifferfromthatusedby other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. 18

REINSURANCE PROGRAM REVIEW  All reinsurers across all treaties are rated A- or better CIC / WPIC CIC / WPIC Commercial Property Per Risk Homeowners Property Per Risk Specific Loss Reinsurance Treaties Property-CAT Reinsurance Treaties Reinsurance Treaty Reinsurance Treaty Effective 01/01/2019 to 01/01/2020 All layers 06/01/2018 to 06/01/2019 Effective 01/01/2019 to 01/01/2020 Effective 01/01/2019 to 01/01/2020 $20,000,000 $100,000,000 $4,000,000 $3,000,000 oie 25% Conifer – Second Casualty Clash XOL ($10M xs $10M) Property Per Risk $10,000,000 $80,000,000 Property First Per Risk Casualty $4,000,000 Clash XOL $2,000,000 ($8M xs Property $2M) Per Risk Multi- ($2M xs $2M) $20,000,000 Line XOL $2,000,000 Second Multi-Line Excess of Loss $1,000,000 ($1M xs $1M) $1,000,000 Multi- First Multi-Line Line XOL Excess of Loss ($600K xs $400K) $300,000 $4,000,000 $400,000 Property $400,000 Per Risk Property $300,000 $300,000 Per Risk Retention Retention Retention Retention 19